Statement of Additional Information Supplement	February 28, 2018

Putnam Europe Equity Fund
Statement of Additional Information dated October 30, 2017

The sub-sections Other accounts managed and Ownership of securities in the PORTFOLIO MANAGERS section are supplemented to reflect that the fund’s portfolio managers are now Simon Davis and Vivek Gandhi. The sub-sections are also supplemented with regards solely to Mr. Gandhi as follows:

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s portfolio manager managed as of January 31, 2018. The other accounts may include accounts for which this individual was not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Other accounts (including
separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
manager	end and closed-end funds		client		contribution plan offerings)
	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets
Vivek Gandhi	1	$27,500,0001	1	$200,000	1	$500,000

Ownership of securities

The dollar range of shares of the fund owned by Mr. Gandhi as of January 31, 2018, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was $10,001-$50,000.

SAI supp - 2/18